UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2023
(Date of earliest event reported)

BANK5 2023-5YR1
(Central Index Key Number 0001967945)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On April 19, 2023, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2023 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, N.A., as certificate administrator and as trustee, of BANK5 2023-5YR1, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR1.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Subordinate Loan/Whole Loan	Non-Serviced PSA/TSA (if any)	Intercreditor Agreement
National Warehouse & Distribution Portfolio	N/A	Exhibit 4.6
Oak Street NLP Fund Portfolio	Exhibit 4.2	Exhibit 4.7
Brandywine Strategic Office Portfolio	Exhibit 4.3	Exhibit 4.8
Green Acres	Exhibit 4.4(1)	Exhibit 4.9
Orlando Office Portfolio	Exhibit 4.5	Exhibit 4.10
McKesson Phase 2	N/A	Exhibit 4.11
575 Broadway	Exhibit 4.3	Exhibit 4.12
1201 Third Avenue	(2)	Exhibit 4.13
Essex Crossing	N/A	Exhibit 4.14
(1)	The subject Whole Loan will be serviced under the BMO 2023-C4 PSA (as defined in the Pooling and Servicing Agreement) until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1 and Class B-X2 Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $829,928,000, were sold to Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), BofA Securities, Inc. (“BofA Securities”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert” and, together in such capacity with WFS, Morgan Stanley, BofA Securities, CGMI, Academy and Drexel the “Underwriters”), pursuant to the underwriting agreement, dated as of March 30, 2023 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On March 30, 2023, the Registrant also sold the Class A-1, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $144,715,967, to WFS, Morgan Stanley, BofA Securities, CGMI, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 30, 2023, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On March 30, 2023, the Registrant also transferred the RR Interest, having a principal amount of $51,297,050.93, to WFB, Morgan Stanley Bank, N.A. and Citi Real Estate Funding Inc. (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of March 30, 2023, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 44.2% of the RR Interest. The remaining portions of the RR Interest, approximately 34.0% and approximately 21.8% are to be retained by Morgan Stanley Bank, N.A. and Citi Real Estate Funding Inc., respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK5 2023-5YR1 (the “Issuing Entity”), a common law trust fund formed on April 19, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of twenty-four (24) commercial mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 30, 2023, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC

(“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 30, 2023, between the Registrant and MSMCH, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 30, 2023, between the Registrant and CREFI and (iv) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 30, 2023, between the Registrant and BANA.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated March 31, 2023 and as filed with the Securities and Exchange Commission on April 19, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of March 31, 2023.

On April 19, 2023, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $829,928,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,972,160, were approximately $848,691,883. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,145,729 in the form of fees were paid to the Underwriters, $511,658 were paid to or for the Underwriters and $5,314,782 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 30, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association., as certificate administrator as trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of February 28, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2023, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2023, among BMO Commerical Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of February 1, 2023, among Banc of America Merrill Lynch Commerical Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Co-Lender Agreement, dated as of March 13, 2023, by and between Citi Real Estate Funding Inc., as note A-1 holder, note A-2 holder, note A-3, note A-4-1 holder, note A-4-2 holder and note A-5 holder.
Exhibit 4.7	Co-Lender Agreement, dated as of February 23, 2023, by and among Wells Fargo Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note B-1 holder, and KeyBank National Association, as initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note B-2 holder.
Exhibit 4.8	Agreement Among Note Holders, dated as of January 19, 2023, by and among Barclays Bank PLC, as note A-1 holder and note A-2 holder, Bank of America, N.A. as note A-3 holder, note A-4 holder and note A-5 holder, Wells Fargo Bank, National Association, as note A-6 holder, note A-7 holder and note A-8 holder, and Citi Real Estate Funding Inc., as note A-9 holder, note A-10 holder and note A-11 holder.
Exhibit 4.9	Co-Lender Agreement, dated as of February 13, 2023, by and among Goldman Sachs Bank USA, DBR Investments Co. Limited, Morgan Stanley Bank, N.A. and Bank of Montreal.
Exhibit 4.10	Agreement Among Note Holders, dated as of December 30, 2022, by and between Wells Fargo Bank, National Association as initial note A-1 holder and initial note A-2 holder.
Exhibit 4.11	Agreement Among Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A. as initial note A-1 holder and initial note A-2 holder and Morgan Stanley Mortgage Capital Holdings LLC as initial agent.
Exhibit 4.12	Co-Lender Agreement, dated January 10, 2023, by and among Citi Real Estate Funding Inc. and Societe Generale Financial Corporation.
Exhibit 4.13	Agreement Among Note Holders, dated April 19, 2023, by and between Morgan Stanley Bank, N.A. as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder and Morgan Stanley Mortgage Capital Holdings LLC as initial agent.
Exhibit 4.14	Agreement Among Note Holders, dated as of December 23, 2022, by and between Morgan Stanley Bank, N.A. as initial note A-1 holder, Goldman Sachs Bank USA as initial note A-2 holder and Morgan Stanley Mortgage Capital Holdings LLC as initial agent.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2023.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2023 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 31, 2023.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 30, 2023, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 30, 2023, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 30, 2023, between Citi Real Estate Trust Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 30, 2023, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2023	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)
	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President